Exhibit 99.1
Investor Presentation October 2009 V 10.4; 10 09 09

SAFE HARBOR This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to borrow additional amounts under the loan from Bay City Capital, which is subject to the discretion of Bay City Capital; our ability to obtain necessary financing in the near term, including amounts necessary to repay Bay City Capital by the October 31, 2009 maturity date (or earlier if certain repayment acceleration provisions are triggered); our ability to control our operating expenses; our ability to comply with covenants included in the loan from Bay City Capital; our ability to timely recruit and enroll patients in any future clinical trials; failure to obtain sufficient data from enrolled patients that can be used to evaluate VIA- 2291, thereby impairing the validity or statistical significance of our clinical trials; our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials; complexities in designing and implementing cardiovascular clinical trials using histological examinations, measurement of biomarkers, medical imaging and atherosclerotic plaque bioassays; the results of our clinical trials, including without limitation, with respect to the safety and efficacy of VIA- 2291; if the results of the ACS and CEA studies, upon further review and analysis, are revised, interpreted differently by regulatory authorities or negated by later stage clinical trials; our ability to obtain necessary FDA approvals; our ability to successfully commercialize VIA-2291; our ability to obtain and protect our intellectual property related to our product candidates; our potential for future growth and the development of our product pipeline, including the THR beta agonist candidate and the other compounds licensed from Roche; our ability to obtain strategic opportunities to partner and collaborate with large biotechnology or pharmaceutical companies to further develop VIA-2291; our ability to form and maintain collaborative relationships to develop and commercialize our product candidates; general economic and business conditions; and the other risks described under Item IA "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and our Form 10Q's for the six months ended June 30, 2009, on file with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and VIA undertakes no obligation to update publicly any of these statements in light of new information or future events. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice. 2

Executive Summary

- **VIA is Developing Drugs Targeting Novel Mechanisms in Cardiometabolic Disease – Large Unmet Medical Need Despite Successful Treatments**
- **The Lead Product VIA-2291, is a Disease Modifying, Phase 3–Ready Drug which Targets Reduction of Major Adverse Cardiovascular Events (MACE) Caused by Atherosclerotic Plaque Rupture**
- **VIA-3196 is a Liver Directed Thyroid Hormone Receptor β (THRβ) Agonist: an IND- Ready Compound for Hypercholesterolemia/Dyslipidemia, Insulin Resistance and Non-alcoholic Steatohepatitis (NASH)**
- **A Diacylglycerol Acyl Transferase 1 (DGAT1) Inhibitor Lead Optimization Program for Diabetes, Weight Control/Obesity and Dyslipidemia**
- **VIA Management Has Demonstrated a Consistent Ability to Acquire High Value Compounds, and Conduct Innovative Development Programs that Generate Significant Asset Value**

3

VIA pharmaceuticals

Cardiometabolic Disease Spectrum


Genetics/Environment
Risk Factor Treatment
Disease Modification
DGAT -1
Obesity/
Other Factors
THR-B
DGAT -1
Dyslipidemia
Hypertension
Insulin resistance
DGAT -1
THR-B
Hepatic Steatosis
5-LO
Atherosclerosis
DGAT -1
THR-B
Type 2 Diabetes
NASH/
Cirrhosis
5-LO
Atherosclerotic
Plaque
MACE
Retinopathy
Neuropathy
Nephropathy

4

VIA-2291: Lead Asset Compound/Target Area of Focus Research Pre-Clinical Phase 1 Phase 2 Phase 3 VIA-2291(Atreleuton) / 5-LO Inhibitor MACE Reduction in Coronary Artery Disease Patients VIA-3196 Thyroid Hormone Receptor-^ (THR-^) Agonist Hypercholesterolemia/Dyslipidemia, Insulin Sensitization, NASH Diacylglycerol Acyl Transferase-1 (DGAT-1) Inhibitor Diabetes, Weight Control/ Obesity, Dyslipidemia 5

Large Global Market for MACE Drugs Sources: IMS Health, company annual reports Total market = $65B 6 Billions of dollars - 2008

Large Unmet Need in Treatment of MACE Risk not addressed Reduction in MACE Lipitor Zocor Pravachol Plavix 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% IDEAL Prove IT HPS 4S LIPID CARE CAPRIE Relative Risk Reduction 7 30.3 Million Patients In US and Europe and 2.7 Million At "High Risk" Following ACS Events Current Standard of Care Including Statins, Anti- hypertensives and Anti- thrombotics Alone are Not Adequate to Prevent MACE and Recurrent MACE Inflammation is the Target of the Next Generation of Therapeutics For MACE

8 Stable plaque MACE Inflammation Causes Plaque Rupture and MACE Thin fibrous cap Large fatty core Thick fibrous cap Small fatty core Reducing inflammation to stabilize plaque: A new paradigm for treating CV disease Unstable plaque Leukotrienes Proteases Cytokines Necrotic Core

Leukotrienes Strongly Implicated in Atherosclerosis Leukotrienes are Potent Chemoattractants for Inflammatory Cells and Increase Vascular Permeability Human Genetic Data, Multiple Studies in Patients and Animal Models, Including VIA's Own Data, Support the Critical Role of Leukotrienes in Atherosclerotic Plaque 5-LO Catalyzes Key Step in the Production of Leukotrienes 5-LO is a Pharmaceutically Validated Target in Asthma VIA-2291 is a Potent and Specific Inhibitor of 5- LO and Leukotriene Biosynthesis Arachidonic Acid LTA4 LTB4 LTC4 LTD4 LTE4 5-LO FLAP LTA4 H LTC4 S Phospholipid cPLA2 9

VIA-2291: Potent and De-risked Drug Diligence of 35 Compounds Identified ABT-761 at Abbott Laboratories Once daily oral dosing Highly potent and specific inhibitor of 5-LO Significant patient experience at doses up to 600 mg Furthest in development of all 5-LO inhibitors Strong Development Program at Abbott Continued at VIA All Toxicology studies completed Manufacturing fully scaled-up 1100+ volunteers and asthma patients (28 trials) 150+ cardiovascular patients (2 trials completed and 1 ongoing) VIA operating at doses of 25 - 100mg once daily, well below Abbott doses No Significant Target Associated Toxicities With Leukotriene Pathway 10

VIA-2291: Strong I.P. Position Protects Market Exclusivity Composition of Matter Patent Protection provided through: - November 2012 in United States (US 5,288,751) - November 2013 in EU (France, Germany, UK, Italy, Spain) (667,855) VIA-2291 is a New Chemical Entity 5-year period of exclusivity granted in the United States Up to 10 years of exclusivity in the EU Method of Use Patent US Patent No. 7,495,024 - "Phenylalkyl N-Hydroxyureas for Combating Atherosclerotic Plaque" Issued February 2009 Expires August 2026 Being prosecuted in all major markets worldwide 11

VIA-2291: Product Positioning - MACE ATTRIBUTE Expected Target Profile Efficacy Treatment with VIA-2291 in addition to standard therapy is indicated to reduce the rate of combined risk of myocardial infarction, stroke, or cardiovascular death in high risk patients post- ACS event or with Coronary Artery Disease who have evidence of ongoing inflammation A significant reduction (at least 25%) of the composite CV index and individual endpoints of the composite Additional secondary outcomes that add to label (revascularization, unstable angina, CV hospitalizations) Safety and Tolerability Generally safe and well-tolerated Positive risk-benefit demonstrated Pharmacokinetics Dosing QD D-D Interactions Not clinically significant Food effect (no dose adjustment) No interaction with acid suppressant drugs (H2-antagonists and/or proton pump inhibitors) No interaction with pravastatin, statins 12

VIA-2291: Phase 2 Program

Trial	**VIA-2291-01:** Acute Coronary Syndrome (ACS)	**VIA-2291-02:** Carotid Endarterectomy (CEA)	**VIA-2291-03:** Fluoro-Deoxyglucose Positron Emission Tomography (FDG-PET)
Patients	191	50	50
Duration	12 weeks - biomarkers 24 weeks - imaging	12 weeks	24 weeks
Dose	Placebo vs. 25, 50, or 100 mg once daily	Placebo vs.100 mg once daily	Placebo vs. 100 mg once daily
Endpoints	Leukotriene inhibition hsCRP levels Changes in coronary plaque Genomic Sub-study Safety	Changes in plaque histology Leukotriene inhibition hsCRP levels Safety	Changes in plaque inflammation Leukotriene inhibition hsCRP Safety
Status	Completed Data Presented - AHA 2008; ATVB 2009	Completed Data Presented – AHA 2008	Enrollment complete Data anticipated Q4, 09

Double–blind placebo controlled trials *on top of standard of care*

13

VIA-2291: Phase 2 Objectives Met Potent Inhibition of Leukotrienes by VIA-2291 Confirmed Dose dependent inhibition of leukotrienes B4 and E4 100 mg dose inhibits leukotriene B4 by approximately 90% at 24 hr trough Systemic and Plaque Anti-inflammatory Effects Observed Statistically significant inhibition of hsCRP with 100 mg dose High percentage achieve the lowest hsCRP goal of <1mg/dL Inflammatory genes in unstable plaques are down-regulated with VIA-2291 treatment Improvements in Plaque Morphology Demonstrated Histology indicates necrotic core is reduced with VIA-2291 treatment Multi-detector Computed Tomography indicates a reduction in plaque volume and the number of patients developing new lesions with VIA-2291 treatment Drug Well-tolerated in Cardiovascular Patients No drug-related Serious Adverse Events reported, independent Data Safety Monitoring Board supports further development; supported by the FDA 14

VIA-2291: Phase 2 Trial Safety Profile All Trials Monitored by Data Safety Monitoring Board (DSMB) VIA-2291 Was Generally Well-tolerated at All Doses Tested No Drug-related Serious Adverse Events (SAEs) Reported Reversible Laboratory Findings in VIA-2291 Treated Patients DSMB: Safety Findings Support Further Development of VIA-2291 15

5-LO Inhibition Reduced Vascular Inflammation Increased Plaque Stability Reduction in MACE VIA-2291: Key Data Correlate With MACE Benefit ACS CEA MDCT FDG-PET LTB4 & LTE4 Inhibition LTB4 & LTE4 Inhibition Reduction of hsCRP Reduction of Proteases Reduction of Necrotic Core Plaque Burden Reduced Inflammatory Activity in Plaques Assessed Inflammatory Activity in Plaques Assessed 16 Reduction of Cytokines Reduction of hsCRP Correlates With MACE Clinical Outcomes

MDCT: Plaque Burden and New Lesions p <0.01 17

MDCT Analysis - Non-Calcified Plaque Burden * White arrows indicate location of lesion * 18

Moderate Clinical Trial Cost to Complete Registration 19 End of Phase 2a Meeting Held with FDA May 2009 Safety and biological data reviewed from ACS and CEA clinical studies Guidance from the FDA will be incorporated into the VIA-2291 registration and Phase 3 program Submission of the Phase 3 plan to FDA will include a request for a Special Protocol Assessment (SPA) Ongoing and Planned Clinical Studies FDG-Positron Emission Tomography (FDG-PET) Genomic analysis ACS Phase 2 Sub-Study TQT study- protocol design in progress FDA Guidance Provided for Design of Phase 3 Cardiovascular Outcome Trial To Assess the Effect of VIA-2291 in Preventing MACE (Planned) Will study Post-ACS patients at high risk for subsequent MACE FDA guidance provided for a single trial to demonstrate clinical efficacy, regulatory compliance, and commercial viability with as few as 6500 patients, within 3 years, for approximately $120 million Developing protocol in concert with KOLs who may be involved in clinical trial management

Research for Commercial Market Plan Done by Inventiv Health, 2007 Target Secondary Prevention in Post-ACS Patients Primary Research Potential Prescribing Physicians Third Party Payers Pharmacists Cardiology Key Opinion Leaders Primary and Interventional Cardiologists Will Be Core Prescribing Base that can be Reached by a Specialty Sales Force Launch Projected in 2015; 5 Year Peak US Sales Projected at $2.75 Billion, Surpassing $5 Billion by 2024 20 VIA-2291: Large Market Opportunity Comparable to Major Cardiovascular Drugs

Competitive Landscape: Anti-Inflammatory Drugs for MACE Phase 2 Phase 3 Darapladib (Lp-PLA2) GSK AG-1067 (antioxidant) Atherogenics/ Salutria Missed primary endpoint in Phase 3 20% reduction in hard CV endpoints Setileuton (5-LO) Merck DG-051 (LTA4H) DeCode Modest reduction in LDL, hsCRP in clinical study Some population studies support target CV-LTB4 path only Varespladib (s-PLA2) Anthera COPD , CV target indications Recruiting in outcomes trial Modest effects in Phase 2 VIA-2291 (5-LO) VIA 21

VIA-2291: Strong Asset for Commercial Partnering 22 VIA-2291 Represents an Attractive Partnering Asset Because of Its Key Attributes Phase 3 ready asset with clear, affordable development plan to registration Large commercial market accessible with specialty sales force First-in-class 5-LO inhibitor for treatment of atherosclerotic plaque and prevention of MACE Best-in-class 5-LO inhibitor- excellent pharmaceutical properties Phase 2 program supports clinical POC Complementary and combinable with current standard of care Issued IP with exclusivity to 2026 Commercially unencumbered worldwide Ongoing Discussions with Pharmaceutical Companies Establish relationship for co-development or license

THRβ and DGAT1: Expanding Product Pipeline

Compound/Target	Area of Focus	Research	Pre-Clinical	Phase 1	Phase 2	Phase 3
VIA-2291(Atreleuton) / 5-LO Inhibitor	MACE Reduction in Coronary Artery Disease Patients					
VIA-3196 Thyroid Hormone Receptor-β (THR-β) Agonist	Hypercholesterolemia/Dyslipidemia, Insulin Sensitization, NASH					
Diacylglycerol Acyl Transferase-1 (DGAT-1) Inhibitor	Diabetes, Weight Control/ Obesity, Dyslipidemia					

23

Large Global Market for Dyslipidemia Drugs Source: IMS Health MIDAS MAT Jun 2009 Total market = $36B 24 Billions of dollars - 2008

Unmet Needs in Dyslipidemia Treatment 70% of High Risk Cardiovascular Patients Not Achieving LDL Cholesterol Goals Some patients don't tolerate statins (~5%) particularly high dose statins Diabetics in Particular Have Additional Risks and Therapeutic Needs for Lipid Modifiers Patients Achieving LDL Goals Continue to Suffer Significant Cardiovascular Morbidity and Mortality In addition to anti-inflammatory treatment, more benefit may be possible through more effective treatment of LDL and other lipid risk factors (TG, Lp(a), HDL) 25

Large Global Market for Diabetes Drugs Sources: IMS Health, company annual reports, Feb 2009 Consumer Reports Treating Type-2 Diabetes, package inserts Total Market = $24B 26 Billions of dollars - 2008

Unmet Needs in Diabetes Treatments Rapidly Expanding Incidence of Diabetes Word-wide Largely Due to Environmental Factors and Increase in Obesity Despite A1C Lowering No Improvement in Cardiovascular Outcomes 70% of Diabetics Die of CV Disease New FDA Guidance on Anti-Diabetic Therapies Prevention of Weight Gain to Achieve Cardiovascular Benefit Current diabetes treatments associated with weight gain (SUs, Insulin, PPARs) Relentlessly Progressive Nature of Type 2 Diabetes (e.g., Loss of Pancreatic Beta-cell Function) Prevention of Microvascular Complications (Kidney Disease, Neuropathy, Blindness) Requires More Glucose Lowering A significant % don't reach A1C target (<7% ADA) Addressed by THR and DGAT 27

VIA-3196: Liver Targeted THR-beta Compound for Dyslipidemia and Diabetes


TSH
Thyroid Gland
T_4
T_3
T_4 → T_3
Liver
TR
α
β
β
β
Target Tissues
Heart
Liver
Bone
CNS

Goal: Development of THR-β selective agonists with targeted hepatic uptake to achieve metabolic endpoints without undesirable effects associated with T3 action

- **Long History of Clinical Data Supports Metabolic Benefits of Thyroid Hormone in LDL Cholesterol Lowering**
  - Hypothyroidism associated with accelerated atherosclerosis
- **Previous Attempts to Market Thyroid Hormone for Metabolic Benefits Failed Due to Non-selectivity**
  - Demonstrate dose separation from suppression of TSH
- **Clinically Validated Target - KaroBio**
  - THR Analog Demonstrated 40% LDL Cholesterol Lowering and TSH Separation in Clinical Trials

28

VIA-3196: Program Snapshot Asset Licensed from Roche December 2008 Worldwide rights, Composition of Matter patent protection through 2026 Rigorous preclinical program based on disease mechanism biology IND Ready Candidate with Target Product Profile of: Oral, once a day, small molecule drug Clinically validated target Potential indications include Dyslipidemia and Diabetes Hypercholesterolemia in combination with statins Potential Anti-diabetic Efficacy with Cardiovascular Benefit Focused Clinical Development Strategy to Proof of Concept Readily accessible efficacy biomarkers that reflect clinical endpoints and safety in early clinical studies (Phase 1/2a) 29

VIA-3196: Product Positioning- Hypercholesterolemia/Dyslipidemia ATTRIBUTE Expected Target Profile Efficacy Reduction in LDL-cholesterol (~40%) within 2wks (MAD) Dose-dependent reductions in LDL-cholesterol (~40%), triglycerides (30%) and lipoprotein-a (Lp-a) in hypercholesteremic pts; Same magnitude as eprotirome given alone. (Phase 2a) Works in combination with statins to allow more high risk CV patients to achieve LDL goals of 70 Safety and Tolerability HPT axis LDL lowered at dose lower than TSH effects Bone No effects Pharmacokinetics Dosing QD D-D Interactions Not clinically significant Food effect (no dose adjustment) No interaction with acid suppressant drugs (H2-antagonists and/or proton pump inhibitors) No interaction with pravastatin, statins 30

VIA-3196: Product Positioning - Insulin Sensitization/NASH ATTRIBUTE Expected Target Profile Efficacy VIA-3196 is designed to reduce cardiovascular risk in patients with type 2 diabetes and incremental/additional cardiovascular risk factors Weight neutral insulin sensitizer Reduction of hepatic lipids/ Non-alcoholic Steatohepatitis (NASH) Safety and Tolerability HPT axis Glucose lowered at dose lower than TSH effects Bone No effects Pharmacokinetics Dosing QD D-D Interactions Not clinically significant Food effect (no dose adjustment) No interaction with acid suppressant drugs (H2-antagonists and/or proton pump inhibitors) No interaction with pravastatin, statins 31

Safety of 3196 Relative to other THR-Beta Compounds in Development Inactive in the heart in thryroidectomized rats No adverse treatment-related changes in any organ examined in dogs No ALT elevations at relevant doses Efficacy Synergy with atorvastatin in cholesterol lowering in hypercholesterolemic rabbits Comparable in glycemic effects to rosiglitazone without body weight gain in DIO mice Improved plasma lipid profile and insulin sensitivity in DIO mice Beneficial effect on total cholesterol, non-HDL cholesterol, and hepatic triglycerides in hypercholesterolemic rats Significantly reduces hepatic triglycerides and reduces inflammatory gene expression in DIO mice VIA-3196: Summary of Pre-clinical Results Safety features critical to 3196 superiority 32

VIA 3196: Project Plans Phase 1- SAD and MAD study -2010 Ongoing CMC and IND Preparation Will demonstrate LDL lowering while maintaining separation from TSH lowering Phase 2a Clinical Trial One month study: Demonstrate LDL lowering in concert with statins One month study in diabetics to show evidence of insulin sensitizing effect/or hepatic lipid lowering 33

Competitive Landscape THR Analogs

Preclinical	Phase 1		Phase 2	
VIA-3196 VIA	**KB2115 (eprotirome)** KaraBio	• 50 – 200ug QD for 2 wks • 40% LDL↓	**KB2115 (eprotirome)** KaraBio	• 25 – 100ug QD for 12 wks • 14-26% LDL↓ on top of statin
KB5359 KaraBio	**MB-7811** Metabasis	• 25ug – 40mg QD for 2 wks • 41% LDL↓, 31% TG↓	**DITPA** Titan / JHopkins	• 180mg BID for 12 wks not tolerated in HF. LDL↓ • 45 and 90mg BID in hypercholesterolemia
THRbeta agon Metabasis	**sobetirome** QuatRx	• ? - 100ug QD for 2 wks • 41% LDL↓		
THRbeta agon BMS				

34

VIA pharmaceuticals

DGAT1 Inhibitors for Weight Control, Insulin Sensitization, and Dyslipidemia



Esophogus
Liver
Spleen
Stomach
Gall Bladder
Pancreas
DGAT1
Small Intestine
Large Intestine
PYY
GLP-1
Chylomicrons

- **DGAT1 Enzyme is Present in Intestine, Liver And Adipose and is The Last Step in Triglyceride Synthesis**
- **DGAT1 Inhibitors Act in the Intestine to Reduce Triglyceride Absorption Proximally**
  - Causes induction of gut satiety peptides (PYY) and insulin stimulating peptides (GLP-1)
  - Reduces chylomicron lipid droplets in blood
- **Inhibitors of DGAT1 Show Beneficial Effects on Body Weight, Triglycerides and Insulin Sensitivity**

GLP-1: Glucagon-like peptide 1
PYY: Peptide YY

35

VIA pharmaceuticals

DGAT1: Program Snapshot Licensed from Roche December 2008 Worldwide rights to assets Broad patent estate Robust program based on clinically relevant disease mechanism biology Near Term Milestone is Identification of Lead Compound Several potential clinical candidates to select from Potential Indications Include Diabetes Weight control/Obesity Dyslipidemia Potential Anti-diabetic Efficacy with Cardiovascular Benefit Recent FDA guidance on diabetes compounds Focused Clinical Development Strategy to Proof of Concept Readily accessible efficacy biomarkers that reflect clinical endpoints and safety in early clinical studies (Phase 1/2a) 36

DGAT1: Product Positioning - Diabetes, Dyslipidemia 37 ATTRIBUTE-DIABETES Expected Target Profile Efficacy DGAT1 is an anti-diabetic agent that will reduce cardiovascular risk in patients with type 2 diabetes Weight control, insulin sensitizer Safety and Tolerability Safe as compared with current insulin sensitizers Pharmacokinetics Dosing QD D-D Interactions Not clinically significant Food effect (no dose adjustment) No interaction with acid suppressant drugs (H2-antagonists and/or proton pump inhibitors) No interaction with metformin, statins ATTRIBUTE-LIPIDS Expected Target Profile Efficacy Reduction in Triglycerides, Hepatic Lipids (Phase 1,2a)

Positive Effects on Body Weight and Insulin Sensitivity in Rodent Models Weight Benefit Accompanied by Decreased Food Intake Increased Insulin Sensitivity by Reducing DAG Levels Decreased Triglyceride Levels After Meal Differentiated from Competitors by Improved Safety Profile and Increased Insulin Sensitizing Effect VIA DGAT1 Inhibitors: Summary of Pre-clinical Results Key Attributes for Success 38

Identification of Lead Compound - 2010 IND-enabling Toxicology Studies Time frame approximately 1 year Phase 1 Studies Biomarkers to demonstrate mechanism of action DGAT1 Inhibitor : Project Plans 39

Competitive Landscape DGAT1 Inhibitors

Preclinical	Phase 1	Phase 2
VIA DGAT1	**PF-04620110** Pfizer • Dose proportional PK	**LCQ908** Novartis • 12 wk dose ranging trial ongoing in 720 diabetic pts on stable metformin • Data pending (2010)
DGAT1 inhib Abbott	**PF-0441506** Pfizer/BMS • Metabolism issues	
DGAT1 inhib Astra Zeneca		
DGAT1 inhib Otsuka		
DGAT1 inhib Sankyo		
DGAT1 inhib Isis		

40

VIA

Milestones, Management, and Advisors 41

Accomplishments & Upcoming Milestones

2007 - 2009 Accomplishments

- ✓ Initiated FDG-PET Phase 2
- ✓ Expanded clinical advisory board and KOL network
- ✓ Addition of Dr. Rebecca Taub – Sr. VP R&D
- ✓ Reported positive results from CEA and ACS trials at AHA
- ✓ Strong metabolic assets acquired from Roche
- ✓ VIA-2291 intellectual property expanded with new patent
- ✓ Positive FDA Meeting on lead compound VIA-2291

Upcoming Milestones

Phase 2 results for FDG-PET	2H 09
Define next development steps for VIA-2291	TBD
File IND and launch Phase 1 trials for THR-β	2010
Select lead compound for DGAT1 program	2010

42

VIA pharmaceuticals

Personnel Position Experience Larry Cohen, PhD CEO Zyomyx, Progenitor, Somatix, Therion, Harvard Medical Becky Taub, MD SVP R&D Roche, Bristol-Myers Squibb, Dupont, U Penn-HHMI Brendan Rae, PhD, JD SVP Bus Dev Roche, Purdue Pharma Jim Stewart SVP CFO ACT, CN Biosciences, Ventro, E&Y Tom Quertermous, MD Founder and SAB Chair Stanford Medical School Oye Olukotun, MD, MPH Founder Bristol-Myers Squibb, Mallinckrodt, Esperion Experienced Leadership Team 43

Advisory Boards Scientific Advisory Board Israel Charo, MD, PhD UCSF Marco Conti, MD Stanford Medical School Garret FitzGerald, MD University of Pennsylvania Colin Funk, PhD Queens University Christopher Glass, MD, PhD UCSD Todd Klingler, PhD XDx, Inc. Thomas Quertermous, MD Stanford Medical School Clinical Advisory Board Marcelo Di Carli, MD Brigham and Women's Hospital Robert Fenichel, MD, PhD Former FDA Peter Libby, MD Brigham and Women's Hospital Marc Pfeffer, MD, PhD Brigham & Women's Hospital Paul Ridker, MD Brigham & Women's Hospital Jean-Lucien Rouleau, MD University of Montreal Jean-Claude Tardif, MD University of Montreal Renu Virmani, MD CV Path Institue 44

Cash position: Cash balance $4.5 million at 9.30.09 Cash burn in Q2-09 of approximately $1.2 million per month Cash burn trending down to $1.0 million / month as trials wind down Bay City Capital Notes of $10.0 million outstanding Capitalization summary: 20.6 million common shares outstanding 83.3 million common warrants outstanding to Bay City Capital 3.3 million common stock options 107.4 million fully diluted shares outstanding Financial Summary 45

Executive Summary

- **VIA is Developing Drugs Targeting Novel Mechanisms in Cardiometabolic Disease – Large Unmet Medical Need Despite Successful Treatments**
- **The Lead Product VIA-2291, is a Disease Modifying, Phase 3–Ready Drug which Targets Reduction of Major Adverse Cardiovascular Events (MACE) Caused by Atherosclerotic Plaque Rupture**
- **VIA-3196 is a Liver Directed Thyroid Hormone Receptor β (THRβ) Agonist: an IND- Ready Compound for Hypercholesterolemia/Dyslipidemia, Insulin Resistance and Non-alcoholic Steatohepatitis (NASH)**
- **A Diacylglycerol Acyl Transferase 1 (DGAT1) Inhibitor Lead Optimization Program for Diabetes, Weight Control/Obesity and Dyslipidemia**
- **VIA Management Has Demonstrated a Consistent Ability to Acquire High Value Compounds, and Conduct Innovative Development Programs that Generate Significant Asset Value**

46
VIA pharmaceuticals